SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):               August 29, 1995


                         JERSEY CENTRAL POWER & LIGHT COMPANY
                  (Exact name of registrant as specified in charter)


             New Jersey              1-3141              21-0485010

          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)




                 300  Madison Avenue, Morristown, New Jersey 07960-1911

          (Address of principal executive offices)           (Zip Code)




          Registrant's telephone  number, including  area code:  (201) 455-
          8200





          ITEM 5.   OTHER EVENTS

               (a)  Three Mile Island Unit 2

                    As  previously  reported, on  September  20,  1995, the

          Pennsylvania Supreme  Court reversed  a lower court  decision and restored  a March 1993  order of the  Pennsylvania Public Utility

          Commission  ("PaPUC")  permitting  Metropolitan   Edison  Company

          ("Met-Ed") to recover estimated  Three Mile Island Unit  2 ("TMI-

          2") decommissioning costs from customers.  TMI-2 is jointly owned by the Company and its affiliates as follows:  Met-Ed, 50%; Penn-

          sylvania Electric Company ("Penelec"), 25%; and the Company, 25%,

          all subsidiaries of General Public Utilities Corporation ("GPU").

                    Following the lower court's  decision in July 1994, GPU

          had written  off,  after  tax, $104.9  million  (Met-Ed  -  $72.8 million and Penelec - $32.1  million), or $0.91 per share in  the

          second quarter of 1994.   The Supreme Court decision  effectively

          reverses this write off, and GPU therefore will report the entire

          $104.9 million as income in the third quarter of 1995.

                    This amount  includes  $8.4 million  of  certain  TMI-2

          monitored storage costs  which Met-Ed and  Penelec had sought  to

          collect  from Pennsylvania  customers.   Because, notwithstanding

          the Supreme Court decision, those subsidiaries do not now believe the collection of these costs to be  probable, GPU is charging to income $8.4 million in the third quarter of 1995.

                    The  Company  was not  affected  by  these Pennsylvania

          decisions  as it has  been permitted by  the New  Jersey Board of

          Public Utilities ("NJBPU") to recover estimated TMI-2  retirement costs from its customers.








               (b)  Non-Utility Generation Contracts

                    Also as  previously reported, the Company  has recently

          entered into an agreement to buy out two of its uneconomic, long-

          term  power  purchase  agreements  ("PPAs")  with  developers  of proposed non-utility generation facilities.

                    The Company has bought  out and has terminated the  two

          100 MW  PPAs for the proposed Crown/Vista Project, a 362 MW coal-

          fired generating  facility planned  for construction  in Glouster

          County,  New  Jersey.   The Company  purchased  the PPAs  for $17

          million.  The  Company estimates  that the excess  cost of  these

          PPAs over other available sources is more than $700 million (1995

          dollars).   The Company intends  to seek  authorization from  the

          NJBPU to recover the $17 million buy-out cost from customers.

                    A copy of the Company's related news release is annexed

          as an exhibit.

          ITEM 6. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    1.   JCP&L News Release, dated August 29, 1995

























                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF  1934, THE REGISTRANT  HAS DULY CAUSED  THIS REPORT TO  BE

          SIGNED  ON   ITS  BEHALF   BY  THE  UNDERSIGNED   THEREUNTO  DULY

          AUTHORIZED.


                                        JERSEY CENTRAL POWER & LIGHT COMPANY


                                        By:______________________________
                                             T. G. Howson, Vice President
                                             and Treasurer


          Date:  October 4, 1995